IMPACT MANAGEMENT INVESTMENT TRUST
                      IMPACT MANAGEMENT GROWTH PORTFOLIO

                      Prospectus Supplement to Prospectus
                            dated January 10, 1998

     The following information supplements, and should be read in conjunction with, the Prospectus dated January 10, 1998 for the IMPACT Management Growth
Portfolio:

     At a special meeting of shareholders of IMPACT Management Growth Portfolio (the "Portfolio") held on January 14, 1998, the shareholders of the Portfolio approved an Amended and Restated Investment Advisory Agreement for the Portfolio, and a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 for the Portfolio.

     The Amended and Restated Investment Advisory Agreement ("Amended Advisory Agreement") is an agreement between IMPACT Management Investment Trust on behalf of the Portfolio and Jordan American Holdings, Inc. d/b/a Equity Assets Management, the Portfolio's current adviser. The Rule 12b-1 Distribution Plan ("Distribution Plan") is a reimbursement plan pursuant to which the Portfolio may pay up to 1.00% of its average net assets in distribution and service fees.

     IMPACT Management Investment Trust intends to file a Post-Effective Amendment ("Amendment") to its Registration Statement with the U.S. Securities and Exchange Commission ("SEC") setting forth descriptions in the Portfolio's Prospectus and Statement of Additional Information of the Amended Advisory Agreement and the Distribution Plan. The Amended Advisory Agreement (stating a management fee of 1.25% of average net assets of the Portfolio) and the Distribution Plan (stating a 12b-1 fee of 1.00% of average net assets) will become effective with respect to the Portfolio and its shareholders upon effectiveness of the Amendment at the SEC.